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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20579


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) -- March 13, 2007


                                LITTELFUSE, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                       0-20388                  36-3795742
(State of other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


                800 East Northwest Highway, Des Plaines, IL 60016
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 824-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     (e) On March 13, 2007, the Board of Directors of Littelfuse, Inc. (the "Company") approved the Company's 2007 Annual Incentive Plan (the "2007 AIP") as recommended to it by its Compensation Committee. Pursuant to the terms of the 2007 AIP, each of the Company's chief executive officer, chief financial officer, and the three other most highly paid officers in 2006 has the opportunity to earn an annual cash bonus if the Company and such officer achieve certain performance objectives.

            The threshold, target and maximum amounts to be awarded under the 2007 AIP for Mr. Gordon Hunter, the Chairman, President and Chief Executive Officer of the Company, are 45%, 90% and 180% of his 2007 base salary; for Mr. Philip G. Franklin, Vice President, Operations Support and Chief Financial Officer, such amounts are 30%, 60% and 120% of his 2007 base salary; and for each of Messrs. David R. Samyn, Vice President and General Manager, Electronic Business Unit, David W. Heinzmann, Vice President and General Manager, Automotive Business Unit, and Dal Ferbert, Vice President and General Manager, Electrical Business Unit, such amounts are 25%, 50% and 100% of each of such persons 2007 base salary, respectively.

            The basis of the performance objectives for Mr. Hunter include sales, earnings per share, cash from operating activities, and individual objectives; for Mr. Franklin, the performance objectives include sales, earnings per share, cash from operating activities, and individual objectives; and for each of Messrs. Samyn, Heinzmann and Ferbert, the performance objectives include earnings per share, cash from operating activities, sales at the Company's operations over which the executive has responsibility, operating income at the Company's operations over which the executive has responsibility, and individual objectives.

            After completion of fiscal year 2007, the Compensation Committee will determine the extent to which the Company and each of the above-named officers have met their performance objectives and will recommend to the full Board of Directors for approval the actual bonus amounts to be paid to such officers.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        LITTELFUSE, INC.

Date:  March 19, 2007                   By:  /s/ Philip G. Franklin
                                           ------------------------
                                        Philip G. Franklin
                                        Vice President, Operations
                                        Support and Chief Financial Officer



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